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                                                                   Exhibit 10.3

                                FERRO CORPORATION

                         1985 EMPLOYEE STOCK OPTION PLAN
                         (AMENDED AND RESTATED 4/26/91)
                                (1996 AMENDMENTS)

                  1. Purpose of Plan. The purpose of this Plan is to advance the interests of Ferro Corporation (hereinafter called the "Corporation") and its shareholders by providing a means whereby officers, non-employee directors and key employees of the Corporation and its subsidiaries may be given an opportunity to purchase Common Stock, $1.00 par value (hereinafter called "shares") of the Corporation under options and stock appreciation rights granted under the Plan, to the end that the Corporation may retain present personnel upon whose judgment, initiative and efforts the successful conduct of the business of the Corporation largely depends, and may attract new personnel. Some of the options granted under this Plan may be options which are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision and are hereinafter sometimes called "incentive stock options."

                  2. Shares Subject to the Plan. The aggregate number of shares of the Corporation for which options may be granted under this Plan shall be that number of shares remaining available for grant under the Plan on the close of business on the date immediately prior to the 1996 Annual Meeting of Shareholders plus 1,500,000, provided, however, that whatever number of said shares shall remain reserved for issuance pursuant to this Plan at the time of any stock split, stock dividend or other change in the Corporation's capitalization shall be appropriately adjusted to reflect such stock dividend, stock split or other change in capitalization. Shares issued pursuant to the exercise of options granted hereunder shall be made available from authorized but unissued shares of the Corporation or shares held by the Corporation as treasury shares. Any shares for which an option is granted hereunder that are released from such option for any reason other than the exercise of stock appreciation rights granted hereunder shall become available for other options to be granted under this Plan.

                  3. Administration of the Plan. Except to the extent the Board of Directors reserves to itself the authority with respect thereto, this Plan shall be administered under the supervision of a committee (hereinafter called the "Committee") composed of not less than three directors of the Corporation appointed by the Board of Directors. The members of the Committee shall not, pursuant to the exercise of discretion, be eligible, and shall not have been so eligible for a period of at least one year prior to their appointment, to participate in this Plan or to have been selected to participate in any other plan of the Corporation or any affiliate (as defined under the Securities Exchange Act of 1934) of the Corporation entitling the participants herein to acquire stock, stock options or stock appreciation rights of the Corporation or any affiliate of the Corporation. Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chairman of the Board or the Secretary of the Corporation. A vacancy in the membership of the Committee shall be filled by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Committee shall have conclusive authority to construe and interpret the Plan, any stock option agreement entered into hereunder, and any stock appreciation right granted hereunder, to adopt and amend forms of Option Agreements and Grants of Stock Appreciation Rights and to establish, amend, and rescind rules and regulations for the administration of this Plan and shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable.
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                  In addition, with respect to Key Employees who are foreign nationals or employed outside the United States, or both, there may be adopted in the manner provided herein such rules and regulations, policies, subplans or the like as are necessary or advisable in order to effectuate the purposes of the Plan.


                  4. Granting of Options. The Committee from time to time shall designate from among the full-time employees of the Corporation and its subsidiaries and any corporation at least 20% of the voting securities of which is owned by the Corporation or a subsidiary of the Corporation to whom options to purchase shares shall be granted under this Plan, the type of option to be granted and the number of shares which shall be subject to each option so granted; provided however, that incentive stock options may only be granted to full-time employees of the Corporation and its subsidiaries, as such term is defined in this Plan. Except to the extent the Board of Directors reserves to itself the authority with respect thereto, all actions of the Committee under this Paragraph shall be conclusive; provided, however, that the aggregate fair market value (determined as of the date the option is granted) of shares for which incentive stock options are exercisable for the first time by any individual during any calendar year (under this Plan or any other plan of the Corporation which provides for the granting of incentive stock options) may not exceed $100,000. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of Section 422 of the Code, or any successor provision, to own shares of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of a parent or subsidiary of the Corporation, shall have an option price that is at least 110 percent (110%) of the fair market value of the shares and shall not be exercisable after the expiration of 5 years from the date it is granted. The maximum number of options granted to any single executive during any period of eleven consecutive months shall not exceed options for 100,000 shares, subject to adjustment in accordance with Section 2 of the Plan.

                  5. Granting of Stock Appreciation Rights. Except to the extent the Board of Directors reserves to itself the authority with respect thereto, the Committee shall have the discretion to grant to optionees stock appreciation rights in connection with options to purchase shares on such terms and conditions as it deems appropriate. A stock appreciation right will allow an optionee to surrender an option or portion thereof and to receive payment from the Corporation in an amount equal to the excess of the aggregate fair market value of the shares with respect to which options are surrendered over the aggregate option price of such shares. A stock appreciation right shall be exercisable no sooner than six months after it is granted and thereafter at any time prior to its stated expiration date, but only to the extent the related stock option right may be exercised. Payment shall be made in shares, cash or a combination of shares and cash, as provided in the Grant of Stock Appreciation Rights. Shares as to which any option is so surrendered shall not be available for future option grants hereunder. The Committee may grant stock appreciation rights concurrently with the grant of an option or, in the case of an option which is not an incentive stock option, with respect to an outstanding option.

                  6. Option Period. No option granted under this Plan may be exercised later than ten years from the date of grant.

                  7. Option Price. The option price shall be set forth in the Option Agreement, which price in no case shall be less than the per share fair market value of the outstanding shares of the Corporation on the date that the option is granted. The option price may be fixed in terms of a formula and one or more officers of the Corporation may be authorized to compute the price in accordance with that formula. Payment of the option price may be made in cash, shares, or a combination of cash and shares, as provided in the

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Option Agreement in effect from time to time. The date on which the granting of an option is approved shall be deemed the date on which the option is granted.

                  8. Option Agreement. The Option Agreement pursuant to which option rights are granted to an employee shall be in the applicable form (consistent with this Plan) from time to time approved in the manner provided herein and shall be signed on behalf of the Corporation by the Chief Executive Officer or any Vice President of the Corporation, other than the employee who is a party thereto. The Option Agreement shall set forth the number of shares which are subject to the option to purchase, the type of option granted, the option price to be paid upon exercise, the manner in which the option is to be exercised and the option price is to be paid, and the option period, and may include such other terms not inconsistent with this Plan as are from time to time approved in the manner provided herein.

                  9. Grant of Stock Appreciation Rights. The Grant of Stock Appreciation Rights pursuant to which stock appreciation rights are granted shall be in the applicable form (consistent with this Plan) from time to time approved in the manner provided herein and shall be signed on behalf of the Corporation by the Chief Executive Officer or any Vice President of the Corporation, other than the employee to whom the grant is made. The Grant of Stock Appreciation Rights shall set forth the option or options to which the grant relates, the manner in which the stock appreciation rights are exercisable, and may include such other terms not inconsistent with this Plan as are from time to time approved in the manner provided herein.

                  10. Transferability. No option or stock appreciation right shall be transferable by the optionee except by will or the laws of descent and distribution, and options and stock appreciation rights may be exercised during the employee's lifetime only by him or his guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize the transfer of all or a portion of options granted to an optionee (a) to the optionee's spouse, children, grandchildren, parents, siblings and to other family members approved by the Committee ("Family Members"); (b) to trust(s) for the exclusive benefit of such Family Members; or (c) to partnerships in which such Family Members are at all times the only partners. Any transfer to or for the benefit of Family Members permitted hereunder may be made subject to such conditions or limitations as the Committee may establish to ensure compliance under the federal securities laws, or for other purposes. Options transferred to or for the benefit of Family Members may be exercised by the transferee during or after the employee's lifetime.

                  11. Extraordinary Distributions and Pro-Rata Repurchases. In the event the Corporation shall at any time when a stock option is outstanding make an Extraordinary Distribution (as hereinafter defined) in respect of Common Stock or effect a Pro-Rata Repurchase of Common Stock (as hereinafter defined), the Committee shall consider the economic impact of the Extraordinary Distribution or Pro-Rata Repurchase on Participants and make such adjustments as it deems equitable under the circumstances. The determination of the Committee shall, subject to revision by the Board of Directors, be final and binding upon all Participants.

                  As used herein, the term "Extraordinary Distribution" means any dividend or other distribution of:

                           (a) cash, where the aggregate amount of such cash
                  dividend or distribution together with the amount of all cash dividends and distributions made during the preceding twelve months, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that

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                  portion of the aggregate purchase price of such Pro Rata
                  Repurchases which is in excess of the Fair Market Value of the Common Stock repurchased during such twelve month period), exceeds ten percent (10%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such Extraordinary Distribution, or

                           (b) any shares of capital stock of the Corporation
                  (other than shares of Common Stock), other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of any subsidiary of the Corporation), or any combination thereof.

                  As used herein "Pro Rata Repurchase" means any purchase of shares of Common Stock by the Corporation or any subsidiary thereof, pursuant to any tender offer or exchange offer subject to section 13(e) of the Exchange Act or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however,, that no purchase of shares of the Corporation or an subsidiary thereof made in open market transactions shall be deemed a Pro Rata Repurchase.

                  12. Amendment and Termination of the Plan. The Corporation, by action of its Board of Directors, reserves the right to amend, modify or terminate at any time this Plan, or, by action of the Committee with the consent of the optionee, to amend, modify or terminate any outstanding Option Agreement or Grant of Stock Appreciation Rights, except that the Corporation may not, without further shareholder approval, increase the total number of shares as to which options may be granted under this Plan (except increases attributable to the adjustments authorized in Paragraph 2 hereof), change the employees or class of employees eligible to receive options or materially increase the benefits accruing to participants under this Plan. Notwithstanding the foregoing, the provisions of Section 17 shall not be amended more than once every six months other than to comport with changes in the Code or the Employee Retirement Income Security Act or the rules and regulations thereunder. Moreover, no action shall be taken by the Corporation which will impair the validity of any option or stock appreciation right then outstanding, or which will prevent the options issued and stock appreciation rights granted pursuant to this Plan from meeting the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, or subsequent comparable statute, as set forth in Rule 16b-3 under said Act or subsequent comparable rule, or which will prevent any incentive stock option issued or to be issued under this Plan from being an "incentive stock option" under Section 422 of the Code, or any successor provision.

                  13. Subsidiary. The term "subsidiary" as used herein shall mean any corporation in an unbroken chain of corporations beginning with the Corporation and ending with the employer corporation if, at the time of the granting of the option, each of the corporations other than the employer corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  Settlement of stock options or stock appreciation rights exercised by employees of subsidiaries shall be made by and at the expense of such subsidiary. Except as prohibited by law, the Corporation shall sell and transfer to the subsidiary, and the subsidiary shall purchase, the number of shares necessary to settle any stock option that is exercised.

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                  14. Noncompetition Provision. Unless the Option Agreement
specifies otherwise, an optionee shall forfeit all unexercised stock options and stock appreciation rights if, (i) in the opinion of the Committee, such optionee, without the written consent of the Corporation, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Corporation or any subsidiary; or (ii) the optionee performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of the Corporation.

                  15. Effective Date of Plan. The Amended and Restated Plan shall be effective upon approval by the shareholders at the 1991 annual meeting.

                  16. Expiration of Plan. Options may be granted under this Plan at any time prior to April 26, 2001, on which date the Plan shall expire but without affecting any options then outstanding.

                  17.      Directors' Stock Options.

                  (a) Grants. Stock options may be granted to non-employee Directors only in accordance with the requirements of this Section 17. On the date of the 1996 Annual Meeting of Shareholders and on the date of each annual shareholders' meeting thereafter, there shall automatically be granted to each non-employee Director who continues as a Director after the annual meeting an option to purchase 2,500 shares of Common Stock. Notwithstanding the foregoing, no stock options shall be granted to a director whose normal retirement under a plan or policy of the Corporation would occur prior to the date of the next annual shareholders' meeting.

                  (b) Option Price. The option exercise price shall be the per share fair market value of the outstanding shares of the Common Stock on the date such options are granted. The Committee shall be authorized to determine such price per share. Payment of the option price may be made in cash or in shares of Common Stock or any combination of cash and Common Stock.

                  (c) Administration. Subject to the express provisions of this
Section 17, the Committee shall have conclusive authority to construe and interpret any stock option granted under this Section 17 and to adopt administrative policies with respect thereto; provided, however, that no action shall be taken which would prevent the options granted under this Section 17 from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16(b)-3 of the Exchange Act or any subsequent comparable rule.

                  (d) Option Agreement. The options granted hereunder shall be evidenced by an option agreement, dated as of the date of the grant, which agreement shall be in such form, consistent with the terms and requirements of this Section 17, as shall be approved by the Committee from time to time and executed on behalf of the Corporation by the Chief Executive Officer.

                  (e) Option Period. Options granted under this Section 17 shall not be exercisable later than 10 years from the date of grant.

                  (f) Transferability. No option shall be transferable by the non-employee director except by will or the laws of descent and distribution, and during the director's life

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time options may be exercised only by such director or his or her guardian or legal representative.

                  (g) Limitations on Exercise. Directors' stock options shall become exercisable to the extent of 25% of the optioned shares after the first anniversary of the date of grant, 50% after the second anniversary, 75% after the third anniversary and 100% after the fourth anniversary of the date of grant. To the extent an option is not otherwise exercisable at the date of the Director's retirement under a retirement plan or policy of the Corporation, it shall become fully exercisable upon such retirement; provided, however, that Director stock options shall not become exercisable under this sentence prior to the expiration of six months from the date of grant. Options not otherwise exercisable at the time of the death of a Director during continued service with the Corporation shall become fully exercisable upon his death. Upon the death of a Director, such options shall remain exercisable for a period of one year after the date of death. To the extent an option is exercisable on the date a Director ceases to be a director (other than by reason of death or retirement as described above), the option shall continue to be exercisable (subject to the original term of the option) for a period of ninety (90) days thereafter.

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